UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: April 4, 2003




                      COMMUNITY FINANCIAL SHARES, INC.
               (Name of small business issuer in its charter)

                                  DELAWARE
                       (State or other jurisdiction of
                       incorporation or organization)


              333-46622                              36-4387843
        (Commission File No.)                     (I.R.S. Employer
                                                 Identification No.)



              357 Roosevelt Road
                Glen Ellyn, IL                          60137
   (Address of Principal Executive Offices)           (Zip code)


                               (630) 545-0900
              (Issuer's telephone number, including area code)







   ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

   As approved by the Audit Committee of the Board of Directors of Community Financial Shares, Inc. ("the Company"), on April 3, 2003 the Company notified BKD LLP that they have been engaged to serve as the Company's independent public accountants, and notified Crowe Chizek and Company LLC that they have been dismissed as the Company's independent public accountants, effective immediately.

   Crowe Chizek and Company LLC performed audits of the consolidated financial statements for the two years ended December 31, 2002 and 2001. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

   During the two years ended December 31, 2002, and from December 31, 2002 through the effective date of Crowe Chizek and Company LLC's dismissal, there have been no disagreements between the Company and Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek and Company LLC, would have caused Crowe Chizek and Company LLC to make reference to the subject matter of such disagreements in connection with its report.

   During the two years ended December 31, 2002, and from December 31, 2002 until the effective date of Crowe Chizek and Company LLC's dismissal there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

   Crowe Chizek and Company LLC has furnished a letter to the SEC dated April 4, 2003, stating that it agrees with the above statements, and such letter is attached hereto as Exhibit 16.

   During the two years ended December 31, 2002 and from December 31, 2002 through the engagement of BKD LLP as the Company's independent accountant, neither the Company nor anyone on its behalf had consulted BKD LLP with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the financial statements, or any other matters or reportable event listed in Item 304 (a)(2)(i) or (ii) of Regulation S-K.









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   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

        (a) Exhibits


        Exhibit Number      Description
        --------------      -----------

              16            Letter of Crowe Chizek and Company LLC dated
                            April 4, 2003.











































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                                 SIGNATURES
                                 ----------

   Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       COMMUNITY FINANCIAL SHARES, INC.



                       BY:  /S/ DONALD H. FISCHER
                            -------------------------------------------
                            Donald H. Fischer, CEO & CFO




   Date:  April 4, 2003
































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                                EXHIBIT INDEX
                                -------------


   Exhibit Number      Description
   --------------      -----------

        16             Letter of Crowe Chizek and Company
                       LLC dated April 4, 2003.












































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